Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED JULY 29, 2016
TO PROSPECTUS DATED APRIL 29, 2016

Effective July 29, 2016, the prospectus is amended as follows:

“Principal Risks” section of each the Global Opportunities Fund on Page 2, Aggressive Growth Fund on Page 6, Dynamic Growth Fund on Page 14, Balanced Fund on Page 21, Muirfield Fund on Page 25, and Total Return Bond Fund on Page 33 is updated to include the following:

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

“Average Annual Total Returns as of 12/31/15” section of the Global Opportunities Fund on Page 4 is deleted and replaced as follows:

	Inception Date	One Year	Five Years	Since Inception
Global Opportunities Fund Return Before Taxes	01/31/06	-7.21%	4.76%	2.90%
Global Opportunities Fund Return After Taxes on Distributions		-7.74%	3.19%	1.89%
Global Opportunities Fund Return After Taxes on Distributions and Sale of Fund Shares		-3.81%	3.41%	2.05%
The S&P 500 Index (Reflects No Deduction for Fees, Expenses or Taxes)¹		1.38%	12.57%	7.09%
MSCI ACWI (Reflects No Deduction for Fees,Expenses or Taxes)²		-2.36%	6.09%	4.29%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)³		-5.09%	5.79%	4.66%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)⁴		-4.24%	5.20%	4.02%

¹From January 31, 2006 to December 31, 2015, the S&P 500 Index was used as the broad-based securities market index for the Fund.

²Since January 1, 2016, the MSCI ACWI Index is the broad-based securities market index for the Fund. The MSCI ACWI Index represents and captures large and mid-cap representation across 23 Developed Markets and 23 Emerging Markets countries and provides a better representation of the average composition of the Fund since such date.

³From January 1, 2014 to December 31, 2015, the Blended Index was comprised of 25% S&P 500 Index, 20% S&P MidCap 400 Index, 15% MSCI EAFE Index, 15% MSCI Emerging Markets Index, 10% Russell 2000 Index, 7.5% Dow Jones US Select REIT Index, and 7.5% S&P GSCI Total Return Index, and is representative of the average composition of the during that time.

⁴Since January 1, 2016, the Blended Index is comprised of 34% MSCI EAFE Index, 22% S&P 500 Index, 12% S&P MidCap 400 Index, 11% MSCI Emerging Markets Index, 7% Russell 2000 Index, 7% Dow Jones US Select REIT Index, and 7% S&P GSCI Total Return Index, and is representative of the average composition of the Fund since such date.

“Principal Investment Strategies” section of the Total Return Bond Fund on Page 32 is updated as follows:

The first paragraph is deleted in its entirety and replaced by the following paragraph:

“The Fund, under normal market conditions, invests at least 80% of its assets in bonds which include fixed income securities and/or investments that provide exposure to fixed income securities. The Fund pursues its investment objective by investing primarily in fixed income investment companies (“underlying funds”), which include foreign and domestic fixed-income mutual funds, exchange traded funds (“ETFs”), closed end funds and unit investments trusts. Investments in fixed income securities may also include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, income-producing securities including U.S. and foreign investment grade and non-investment grade corporate bonds, convertible corporate bonds, structure instruments (debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, repurchase agreements, and derivatives, such as futures contracts, options and swaps. The Fund may invest in securities of any maturity as well as in common and preferred stocks, Real Estate Investment Trusts (“REITs”), or Master Limited Partnerships (“MLPs”). The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds”.”

Investors Should Retain this Supplement for Future Reference

Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED JULY 29, 2016
TO STATEMENT OF ADDITIONAL DATED APRIL 29, 2016

Effective July 29, 2016, Statement of Additional Information is amended as follows:

“Purchase and Sale of Portfolio Securities” section is amended to include the following immediately after the table on Page 53 describing the total commissions paid by the Funds for the year ended December 31, 2015.

“The commissions paid by the Funds for the year ended December 31, 2015 increased materially from the year ended December 31, 2014 due to a significant increase in the average net assets of the Funds. In addition, due to market conditions during the 2015 calendar year, the quantitative models of certain Funds signaled calls in their defensive strategy. These calls necessitated the sale of additional securities in the Funds’ defensive portfolios, resulting in an increase in commissions paid.”

Investors Should Retain this Supplement for Future Reference